Exhibit 99.11

Viasystems/DDi Merger

Viasystems Supplier E-Mail Letter

As a valued supplier of Viasystems, I’m writing to inform you of some exciting news. Today, we announced we have entered into a definitive agreement to acquire DDi Corp., an Anaheim, California-based, publicly-traded (NASDAQ: DDIC) leader in quick-turn and complex printed circuit board (PCB) engineering and manufacturing services.

One element that won’t change, post-acquisition, is our desire to continue to purchase materials and services as well as components from you as a valued supplier of ours. We will continue to order materials and components based on purchase orders, forecasts and demand patterns of our customers, working with you and all of our suppliers to develop just-in-time supply systems that reduce inventory-carrying, transportation and other logistics costs.

Through this acquisition we’re creating a world-class leader in PCB and related electro-mechanical services, with a complementary match up of market segments, customers and manufacturing capabilities.

Both DDi and Viasystems have defined, yet complementary, core competencies that will enable the combined organization to provide all of our customers with a complete spectrum of services and technology for quick-turn, prototyping and volume PCB manufacturing in Asia and North America, two key geographic regions.

These are two successful, innovative organizations with one mission: To meet the rapidly changing needs of our partners and customers with a spectrum of services and technology for both quick turn and volume PCB manufacturing in Asia and North America.

The acquisition is expected to be completed in late 2Q / early 3Q 2012 once approved by DDi’s shareholders.

On behalf of the entire Viasystems team, we look forward to exploring the possibilities this acquisition brings to your business. As always, your Viasystems supply chain/purchasing representative is your best source of information and updates. You should hear from them shortly. In the meantime, I welcome your calls and thoughts on this announcement.

Also, we invite you to participate in a joint live audio webcast with customers and suppliers to learn more about this proposed acquisition. The call will take place on Wednesday, April 4 at 2:00 p.m. EDT (1:00 p.m. CDT).

You can access the live audio webcast at http://investor.viasystems.com/eventdetail.cfm?eventid=111722. The live conference call will be available also by telephone by dialing 877-810-3352 (toll-free) for domestic callers or 914-495-8553 for international callers.

A telephonic replay of the conference call will be available for one week at 855-859-2056 or 404-537-3406. Replay listeners should enter the conference ID 68585902.

Sincerely,

David Sindelar

Viasystems Group, Inc.

Chief Executive Officer

Forward-Looking Statements:

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the operations of the businesses of Viasystems and DDi separately and as a combined entity; the timing and consummation of the proposed merger transaction; the expected benefits of the integration of the two companies; the combined company’s plans, objectives, expectations and intentions and other statements that are not historical fact. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Viasystems and DDi regarding future events and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Neither Viasystems nor DDi undertakes any obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Actual results may differ materially from those expressed or implied. Such differences may result from a variety of factors, including but not limited to: legal or regulatory proceedings or other matters that affect the timing or ability to complete the transactions as contemplated; the possibility that the expected synergies from the proposed merger will not be realized, or will not be realized within the anticipated time period; the risk that the businesses will not be integrated successfully; the possibility of disruption from the merger making it more difficult to maintain business and operational relationships; the possibility that the merger does not close, including but not limited to, due to the failure to satisfy the closing conditions; any actions taken by either of the companies, including but not limited to, restructuring or strategic initiatives (including capital investments or asset acquisitions or dispositions), developments beyond the companies’ control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences, adverse weather conditions or natural disasters, health concerns, international, political or military developments, and technological developments. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Annual Report on Form 10-K of Viasystems, Inc. for the year ended December 31, 2011, which was filed with the Securities and Exchange Commission (“SEC”) on February 15, 2012, under the heading “Item 1A. Risk Factors” and in the Annual Report on Form 10-K of DDi for the year ended December 31, 2011, which was filed with the SEC on February 17, 2012, under the heading “Item 1A. Risk Factors,” and in each company’s other filings made with the SEC available at the SEC’s website, www.sec.gov.

Additional Information and Where to Find It

DDi Corp. intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed merger with Viasystems Group, Inc.. The definitive proxy statement will be sent or given to the stockholders of DDi and will contain important information about the proposed merger and related matters. SECURITY HOLDERS ARE

URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by DDi with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement by contacting DDi by mail at DDi Corp., 1220 N. Simon Circle, Anaheim, California 92806, Attn: Corporate Secretary, or by telephone at (714) 688-7200.

Participants in the Solicitation

DDi and Viasystems and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from DDi stockholders in connection with the proposed merger. Information about Viasystems’ directors and executive officers is set forth in Viasystems’ proxy statement for its 2012 Annual Meeting of Stockholders filed with the SEC on March 21, 2012 and in its Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 15, 2012. These documents can be obtained free of charge by visiting the SEC’s web site at www.sec.gov, by mailing Viasystems at 101 South Hanley Road, St. Louis, MO 63105, Attention: Investor Relations Department or by visiting Viasystems’ corporate web site at www.Viasystems.com. Information about DDi’s directors and executive officers is set forth in its proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2011. This document is available free of charge at the SEC’s web site at www.sec.gov, and from DDi by telephone at (714) 688-7200, or by mail at DDi Corp., 1220 N. Simon Circle, Anaheim, California 92806, Attn: Corporate Secretary, or by going to DDi’s annual meeting website atwww.ddiglobal.com/annualmeeting. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that DDi intends to file with the SEC.

U.S. Internal Revenue Service (IRS) Circular 230 Notice: To ensure compliance with requirements imposed by the IRS, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the U.S. Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.